Exhibit 24.1

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of August 2020.

/s/ Lawrence W. Kellner
Lawrence W. Kellner

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of August 2020.

/s/ Robert A. Bradway
Robert A. Bradway

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of August 2020.

/s/ Arthur D. Collins, Jr.
Arthur D. Collins, Jr.

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of August 2020.

/s/ Edmund P. Giambastiani, Jr.
Edmund P. Giambastiani, Jr.

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of August 2020.

/s/ Lynn J. Good
Lynn J. Good

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of August 2020.

/s/ Akhil Johri
Akhil Johri

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of August 2020.

/s/ Caroline B. Kennedy
Caroline B. Kennedy

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of August 2020.

/s/ Steven M. Mollenkopf
Steven M. Mollenkopf

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of August 2020.

/s/ John M. Richardson
John M. Richardson

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of August 2020.

/s/ Susan C. Schwab
Susan C. Schwab

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Gregory D. Smith, David A. Dohnalek, and Grant M. Dixton, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-3 under the Securities Act of 1933, as amended, and thereafter to execute any amendments thereto, and all post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of August 2020.

/s/ Ronald A. Williams
Ronald A. Williams